[LOGO]                                      MORGAN STANLEY CAPITAL I INC.          PAYMENT DATE:  OCTOBER 3, 1998
                                         MORTGAGE PASS-THROUGH CERTIFICATES         RECORD DATE:  SEPTEMBER 30, 1998
                                                   SERIES 1998-XL1                   W.A.C RATE:  6.988910536%
                                                        B270

REPORT TO CERTIFICATEHOLDERS
PAYMENT SUMMARY

---------------------------------------------------------------------------------------------------------
                           Orig. Fitch    Pass-Thru      Interest       Original          Beginning
Class            CUSIP       Ratings        Rate           Type         Balance            Balance
---------------------------------------------------------------------------------------------------------
   A-1         61745MGG2       AAA        6.220000%      Variable    176,000,000.00     173,681,439.49
   A-2         61745MGH0       AAA        6.450000%      Variable    102,000,000.00     102,000,000.00
   A-3         61745MGJ6       AAA        6.480000%      Variable    393,239,000.00     393,239,000.00
    X*         61745MGK3       AAA        0.555705%      Variable    796,229,000.00     793,910,439.49
    B          61745MGL1       AA+        6.478911%      Variable     13,888,000.00      13,888,000.00
    C          61745MGM9       AA         6.538911%      Variable     46,293,000.00      46,293,000.00
    D          61745MGN7        A         6.608911%      Variable     64,809,000.00      64,809,000.00
    E          61745MGP2       BBB        6.988911%      Variable     46,292,000.00      46,292,000.00
    F          61745MGQ0       BBB-       6.988911%      Variable     11,663,000.00      11,663,000.00
    G          61745MGR8       BBB-       6.988911%      Variable     30,000,000.00      30,000,000.00
    H          61745MGS6       BB         6.988911%      Variable     27,776,000.00      27,776,000.00
    J          61745MGT4        B         6.988911%      Variable     13,888,151.00      13,888,151.00
    R          61745MGV9       NR         0.000000%         N/A              0.00               0.00
---------------------------------------------------------------------------------------------------------
                                   * Based on a Notional Balance      925,848,151.00    923,529,590.49
                                                                     ------------------------------------

-------------------------------------------------------------
Principal     Interest         Total           Ending
  Paid          Paid           Paid           Balance
-------------------------------------------------------------
834,093.50     900,248.79   1,734,342.29    172,847,345.99
   0.00        548,250.00    548,250.00     102,000,000.00
   0.00       2,123,490.60  2,123,490.60    393,239,000.00
   0.00        367,649.99    367,649.99     793,076,345.99
   0.00         74,982.59     74,982.59      13,888,000.00
   0.00        252,254.82    252,254.82      46,293,000.00
   0.00        356,930.74    356,930.74      64,809,000.00
   0.00        269,608.87    269,608.87      46,292,000.00
   0.00         67,926.39     67,926.39      11,663,000.00
   0.00        174,722.76    174,722.76      30,000,000.00
   0.00        161,769.98    161,769.98      27,776,000.00
   0.00         80,885.87     80,885.87      13,888,151.00
   0.00           0.00          0.00             0.00
-------------------------------------------------------------
834,093.50    5,378,721.40  6,212,814.90    922,695,496.99
-------------------------------------------------------------


Class Q represents beneficial ownership interest in Default interest subject to the obligation to pay interest on Advances
-----------------------------------------------------------------------------------------------------------------------------
Q          N/A       N/A       0.00        N/A       0.00       0.00      0.00        0.00        0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS PER CERTIFICATE  3 for complete information see Payment Detail

-----------------------------------------------------------------------------------------
                   Beg.             Principal            Interest             Ending
     Class      Cert. Factor         Dist.(1)            Dist.(1)          Cert. Factor
-----------------------------------------------------------------------------------------
     A-1         0.9868264           4.7391676           5.1150500           0.9820872
     A-2         1.0000000           0.0000000           5.3750000           1.0000000
     A-3         1.0000000           0.0000000           5.4000000           1.0000000
      X*         0.9970881           0.0000000           0.4617390           0.9960405
      B          1.0000000           0.0000000           5.3990921           1.0000000
      C          1.0000000           0.0000000           5.4490921           1.0000000
      D          1.0000000           0.0000000           5.5074254           1.0000000
      E          1.0000000           0.0000000           5.8240921           1.0000000
      F          1.0000000           0.0000000           5.8240921           1.0000000
      G          1.0000000           0.0000000           5.8240921           1.0000000
      H          1.0000000           0.0000000           5.8240921           1.0000000
      J          1.0000000           0.0000000           5.8240921           1.0000000
      R              N/A                N/A                  N/A                N/A
-----------------------------------------------------------------------------------------

(1) represents net payment per certificate

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For additional information or with questions, please contact:
                STATE STREET CORPORATE TRUST
-------------------------------------------------------------------
Bond Analyst:  Dan Spillane (617) 664-5434
Account Officer: Julie Kirby (617) 664-5330
Street Connection: (factor and rate by cusip) (617) 664-5500
WEBSITE: http://corporatetrust.statestreet.com
Street Fax: Bondholder & Secondary Market Reports (617) 664-5600
-------------------------------------------------------------------

STATE STREET      This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State
Serving           Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.) State Street shall not have and does
Institutional     not undertake responsibility for the accuracy or completeness of information provided by such third parties, and
Investors         makes no representations or warranties with respect to the accuracy or completeness thereof or the sufficiency
Worldwide         thereof for any particular purpose.  State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

[LOGO]                                      MORGAN STANLEY CAPITAL I INC.              PAYMENT DATE:    OCTOBER 3,1998
                                          MORTGAGE PASS-THROUGH CERTIFICATES            RECORD DATE:    SEPTEMBER 30, 1998
                                                    SERIES 1998-XL1                      W.A.C RATE:     6.988910536%
                                                         B270

REPORT TO CERTIFICATEHOLDERS
PRINCIPAL DETAIL

---------------------------------------------------------------------------------------------------------------------------------
                                                  Realized                                          Cumulative    Cumulative
         Beginning      Scheduled  Unscheduled     Losses/       Total Principal       Ending        Realized      Appraisal
Class     Balance       Principal   Principal    Balance Adj.   Distribution Amount    Balance        Losses       Reduction
---------------------------------------------------------------------------------------------------------------------------------
 A-1   173,681,439.49   834,093.50     0.00          0.00           834,093.50      172,847,345.99     0.00           0.00
 A-2   102,000,000.00      0.00        0.00          0.00              0.00         102,000,000.00     0.00           0.00
 A-3   393,239,000.00      0.00        0.00          0.00              0.00         393,239,000.00     0.00           0.00
  X*   793,910,439.49      0.00        0.00          0.00              0.00         793,076,345.99     0.00           0.00
  B     13,888,000.00      0.00        0.00          0.00              0.00          13,888,000.00     0.00           0.00
  C     46,293,000.00      0.00        0.00          0.00              0.00          46,293,000.00     0.00           0.00
  D     64,809,000.00      0.00        0.00          0.00              0.00          64,809,000.00     0.00           0.00
  E     46,292,000.00      0.00        0.00          0.00              0.00          46,292,000.00     0.00           0.00
  F     11,663,000.00      0.00        0.00          0.00              0.00          11,663,000.00     0.00           0.00
  G     30,000,000.00      0.00        0.00          0.00              0.00          30,000,000.00     0.00           0.00
  H     27,776,000.00      0.00        0.00          0.00              0.00          27,776,000.00     0.00           0.00
  J     13,888,151.00      0.00        0.00          0.00              0.00          13,888,151.00     0.00           0.00
  R         0.00           0.00        0.00          0.00              0.00              0.00          0.00           0.00
---------------------------------------------------------------------------------------------------------------------------------
       923,529,590.49   834,093.50     0.00          0.00           834,093.50      922,695,496.99     0.00           0.00
     ----------------------------------------------------------------------------------------------------------------------------

INTEREST DETAIL

---------------------------------------------------------------------------------------------------------------------------------
                  Accrued          Beginning Unpaid    Interest on       Excess Prepay.      Current Interest       Prepayment
Class      Certificate Interest        Interest      Unpaid Interest     Int. Shortfall         Shortfalls          Premiums
---------------------------------------------------------------------------------------------------------------------------------
 A-1            900,248.79              0.00              0.00                0.00                0.00                0.00
 A-2            548,250.00              0.00              0.00                0.00                0.00                0.00
 A-3           2,123,490.60             0.00              0.00                0.00                0.00                0.00
 X(1)*          367,649.99              0.00              0.00                0.00                0.00                0.00
  B              74,982.59              0.00              0.00                0.00                0.00                0.00
  C             252,254.82              0.00              0.00                0.00                0.00                0.00
  D             356,930.74              0.00              0.00                0.00                0.00                0.00
  E             269,608.87              0.00              0.00                0.00                0.00                0.00
  F              67,926.39              0.00              0.00                0.00                0.00                0.00
  G             174,722.76              0.00              0.00                0.00                0.00                0.00
  H             161,769.98              0.00              0.00                0.00                0.00                0.00
  J              80,885.87              1.79              0.13                0.00                0.00                0.00
  R                0.00                 0.00              0.00                0.00                0.00                0.00
---------------------------------------------------------------------------------------------------------------------------------
               5,378,721.40             1.79                                  0.00                0.00                0.00
        -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
             Total Interest       Cumulative Unpaid      Deferred
               Distr. Amount     Interest Shortfall      Interest
--------------------------------------------------------------------
               900,248.79               0.00               0.00
               548,250.00               0.00               0.00
              2,123,490.60              0.00               0.00
               367,649.99               0.00               0.00
               74,982.59                0.00               0.00
               252,254.82               0.00               0.00
               356,930.74               0.00               0.00
               269,608.87               0.00               0.00
               67,926.39                0.00               0.00
               174,722.76               0.00               0.00
               161,769.98               0.00               0.00
               80,885.87                1.92               0.00
                  0.00                  0.00               0.00
--------------------------------------------------------------------
              5,378,721.40              1.92               0.00
--------------------------------------------------------------------

[LOGO]                                        MORGAN STANLEY CAPITAL I INC.              PAYMENT DATE:   OCTOBER 3,1998
                                           MORTGAGE PASS-THROUGH CERTIFICATES            RECORD DATE:    SEPTEMBER 30, 1998
                                                    SERIES 1998-XL1                      W.A.C RATE:     6.988910536%
                                                         B270

REPORT TO CERTIFICATEHOLDERS

-------------------------------------------------------------------------------------------------
DELINQUENCIES            One Month           Two Months     Three+ Months   Foreclosures   Total
-------------------------------------------------------------------------------------------------
# of Loans                  0.00                0.00           0.00           0.00          0
-------------------------------------------------------------------------------------------------
Ending APB                  0.00                0.00           0.00           0.00          0
-------------------------------------------------------------------------------------------------

REOS

-------------------------------------------------------------------------------------------------
Loan Name      Final Recovery Date      Amount of Proceeds  Appraised Value     Other Revenues*
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

* collected by Spec. Serv. wih respect to REO Property and credited to Collection Account

                                                           --------------------------------------
APPRAISAL REDUCTIONS                                             Current Total       Cum. Total
-------------------------------------------------------------------------------------------------
# of Loans
-------------------------------------------------------------------------------------------------
Amount
-------------------------------------------------------------------------------------------------

TWELVE MONTH SUMMARY OF PREPAYMENTS AND PREPAYMENT PENALTIES:
-------------------------------------------------------------
Month/Year          Prepayments              Penalties
----------          -----------              ---------
Oct-98              0.00                     0.00
Sep-98              0.00                     0.00
Aug-98              0.00                     0.00
Jul-98              72,369.88                0.00
-------------------------------------------------------------

[LOGO]                                      MORGAN STANLEY CAPITAL I INC.          PAYMENT DATE:  OCTOBER 3, 1998
                                         MORTGAGE PASS-THROUGH CERTIFICATES         RECORD DATE:  SEPTEMBER 30, 1998
                                                   SERIES 1998-XL1                   W.A.C RATE:  6.988910536%
                                                        B270

REPORT TO CERTIFICATEHOLDERS

------------------------------------
                      Maturity Date
         Class          at 0% CPR
------------------------------------
          A-1         June 3, 2005
          A-2         June 3, 2007
          A-3         June 3, 2008
           B          June 3, 2008
           C          June 3, 2008
           D          June 3, 2008
           E          June 3, 2008
           F          June 3, 2008
           G          June 3, 2008
------------------------------------

-------------------------------------------------------------------
                  ORIGINAL SUBORDINATION      CURRENT SUBORDINATION
         CLASS          SUPPORT %                  SUPPORT %
-------------------------------------------------------------------
           A            27.50%                    27.59%
          X-1*          27.50%                    27.59%
           B            26.00%                    26.09%
           C            21.00%                    21.07%
           D            14.00%                    14.05%
           E            9.00%                     9.03%
           F            7.74%                     7.77%
           G            4.50%                     4.52%
           H            1.50%                     1.51%
           J            0.00%                     0.00%
-------------------------------------------------------------------

                              OTHER INFORMATION

--------------------------------------------------------------------------------------------------------

COLLATERAL INFORMATION
               Closing Collateral Balance                                          925,848,151.00
               Beginning Collateral Balance                                        923,529,590.49
               Ending Collateral Balance                                           922,695,496.99
FEES
               Servicer                                                              19,486.87
               Trustee                                                                2,308.82
               Special Servicer                                                         0.00

ADVANCES       CURRENT                                               Principal          0.00
                                                                      Interest          0.00
               CUMULATIVE                                            Principal          0.00
                                                                      Interest          0.00
               INTEREST ON ADVANCES                                                     0.00

ENDING LOAN COUNT                                                                        11

AGGREGATE AMOUNT OF:
     Additional Trust Fund Expenses                                                     0.00
     Mortgage Loans that have been paid in full                                         0.00
     Mortgage Loans that have been paid at their Maturity Date                          0.00
     Prepayment Penalties paid on the Mortgage Loans                                    0.00
--------------------------------------------------------------------------------------------------------